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                     BENEFICIAL OWNER LISTING CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Capital Stock, par value $1.00 per share ("Capital Stock"), of THE SALOMON BROTHERS FUND INC (the "Fund") pursuant to the Rights Offering (the "Offer") described and provided for in the Fund's
Prospectus dated                   , 2000 (the "Prospectus"), hereby certifies
to the Fund and to The Bank of New York, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription
(as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Capital Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.

NUMBER OF                   NUMBER OF RIGHTS            NUMBER OF RIGHTS
RECORD DATE                 EXERCISED PURSUANT TO       EXERCISED PURSUANT
SHARES OWNED                PRIMARY SUBSCRIPTION        TO OVER-SUBSCRIPTION
                                                        PRIVILEGE

1.
------------------------    ------------------------    ------------------------
2.
------------------------    ------------------------    ------------------------
3.
------------------------    ------------------------    ------------------------
4.
------------------------    ------------------------    ------------------------
5.
------------------------    ------------------------    ------------------------
6.
------------------------    ------------------------    ------------------------
7.
------------------------    ------------------------    ------------------------
8.
------------------------    ------------------------    ------------------------
9.
------------------------    ------------------------    ------------------------
10.
------------------------    ------------------------    ------------------------

Name of Nominee Holder

By:
   -----------------------------------------------
Name:
     ---------------------------------------------
Title:
      --------------------------------------------
Dated:                                      , 2000
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Provide the following information,
if applicable:

                                            Name of Broker:
------------------------------------                       --------------------
Depository Trust Corporation ("DTC")
        Participant Number

                                            Address:
------------------------------------                ---------------------------
DTC Primary Subscription
Confirmation Number(s)